MML OTC 100 Fund – Letter to Shareholders

To Our Shareholders

[PHOTO]
John V. Murphy

“One by-product of this spring’s correction in stocks clearly seems to be a renewed respect for earnings and other fundamental measures of value.”
August 1, 2000

Correction in Stocks Deflates Tech Values

At the beginning of the year the stock market picked up where it left off at the end of 1999, mounting a strong but narrow advance led by the favored technology, media, and telecommunications sectors. Internet fever was rampant, pushing many stocks with little more than an intriguing business concept to dizzying heights, while stocks with solid earnings in other sectors languished. Time was running out for the bulls, however, as the Federal Reserve Board continued raising short-term interest rates. Rising rates, which typically have the greatest impact on stocks with the highest valuations, finally took their toll on the market in March, April, and May. From peak to trough, the technology-heavy NASDAQ Composite Index fell 37.3%, while on April 14 the Dow Jones Industrial Average and the S&P 500® both experienced one-day drops exceeding 5%. Overall, though, the Dow and the S&P 500® escaped with relatively little damage. While the NASDAQ suffered a setback of bear market proportions, the S&P 500® lost just 1.5%, and the Dow actually gained 5.0%, as investors shifted their assets from New Economy to Old Economy stocks during the first two quarters of 2000.

Late in May, following the latest rate hike by the Fed, there was a widespread sense that interest rates might have reached a plateau, and stocks staged a relief rally. The NASDAQ made up about half of the ground it lost during the correction. Perhaps chastened by the sting of recent losses, investors were more selective this time around, putting a higher premium on stocks with solid earnings prospects and tending to avoid the most speculative shares.

Despite the lackluster performance of stocks overall, it was a good period for actively managed funds. The average U.S. equity mutual fund, as measured by Morningstar, gained more than three percent year-to-date, easily outpacing the negative returns of the three major indices. More importantly, the average mutual fund in almost every category—from small value to large growth—was able to outperform its corresponding index. I’m happy to report that many MassMutual funds outperformed not only their benchmark indices but also the average mutual fund in their respective categories. Our small-cap funds in both value and growth styles did especially well on both an absolute and relative basis.

The Fed Keeps Raising Rates

The Federal Reserve Board, continuing a trend from 1999, raised short-term interest rates in February, March, and May. After the last tightening, which saw rates jump by an increment of 0.50%, the target federal funds rate stood at 6.50%, while the discount rate reached 6.00%, a total increase of 100 basis points for both during the period. Several factors contributed to the Fed’s actions, including robust GDP growth in the United States, tight labor markets, strengthening economies in Europe and Asia, and higher prices for some raw materials, especially crude oil. In June, amid signs that the economy was finally beginning to slow, the Fed left rates unchanged.

Higher rates trimmed returns on most fixed-income investments during the first half of the year, with returns of around 3-4% provided by T-bills as well as short-term and core high-quality bonds. Early in the period spreads widened considerably in the long end of the market, reflecting both upward pressure on interest rates and the inversion of the yield curve and accompanying uncertainty created by the U.S. Treasury’ s buyback program. The program, a result of the government’s reduced borrowing needs, drove down the yields of long- and intermediate-term Treasury securities and contributed to a flight to quality. Spreads narrowed considerably in the final month of the period amid the general sense that the Fed might be finished tightening and investors’ diminishing concerns about the buyback program.

(Continued)

Outlook for Slower Growth

Given the normal 12 to 18-month time lag between Fed actions on interest rates and their full effects on the economy, we expect to see economic growth continue to show signs of slowing over the next six months to a year. However, a persistently strong economy or a worsening of inflation could lead to another round of tightening by the Fed. The complexity of the U.S. economy, together with the delayed effects of most policy moves, makes it extremely difficult for the Fed to know with any certainty when to stop raising interest rates. There is simply no way to predict whether we will get the “soft landing”—slower growth with no recession—that most investors are hoping for.

However, one by-product of this spring’s correction in stocks clearly seems to be a renewed respect for earnings and other fundamental measures of value. I expect this trend to continue in the second half of the year. While absolute returns might be more modest, as a slowing economy forces downward revisions in earnings estimates for many companies, actively managed funds should continue to do well on a relative basis. In a more rational investment environment, good portfolio managers can add considerable value because the market tends to reward the “right” stocks—those with the most favorable fundamental outlooks.

MassMutual Expands Fund Offerings

I’d like to announce some exciting additions to the MML Series Investment Fund. Through our comprehensive due diligence process, we’ve uncovered significant investor demand for a number of fund types and managers that were not previously addressed by our selections. As a result, we’ve added three new funds, listed as follows, with their managers (sub-advisers) in parentheses: Large Cap Value (Davis Selected Advisers), OTC 100 (Deutsche Asset Management/Bankers Trust Company), and Emerging Growth (RS Investment Management). These new choices span a broad range of investment styles and market sectors—value vs. growth, active vs. indexed, and large-cap vs. emerging growth. All of our new managers have produced excellent long-term track records, and have passed through our extensive selection process. We will continue to monitor all of our funds carefully so that you can be assured of access to top-flight investment management talent.

/s/ John V. Murphy
John V. Murphy
President
MML Series Investment Fund

MML OTC 100 Fund

What are the investment objectives and policies for the MML OTC 100 Fund?

The objective and policies of the Fund are to:
•	achieve long-term growth of capital in such a way that the Fund’s performance closely tracks that of the NASDAQ 100 Index
•	invest in a portfolio of equity securities mirroring the composition and sector weightings of the NASDAQ 100 Index

How did the Fund perform during the first half of 2000?

This is a new fund with an inception date of May 1, 2000, so returns are available only for the final two months of the period. From inception through June 30, 2000, the Fund’s shares returned -1.80%, slightly trailing the -0.24% return of the NASDAQ 100 Index, a modified capitalization-weighted index composed of the 100 largest non-financial companies listed in the NASDAQ composite. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here. Past performance is no indication of future results.

What factors influenced performance during the period?

May was a volatile month, as the markets struggled to bounce back from the sharp correction that had begun in March. Extended valuations in the New Economy sectors of biotechnology, telecommunications, media, and technology, together with rising interest rates, had set the stage in the first quarter for a deflation of values. The Federal Reserve Board, reacting to strong economic growth, tight labor markets, sharply higher crude oil prices, and speculative excesses in the stock market, raised short-term interest rates three times in the first half of the year, the last time on May 16.

When the dust cleared in late May, the technology-heavy NASDAQ 100 Index had plunged 35.7%, a pullback of bear market proportions. The Fund, which began its reporting period on May 1, was spared the worst of the correction but still had significant losses that paralleled the 13.07% loss of the Index.

After the Fed’s latest rate increase in May, which raised both the target federal funds rate and the discount rate by 0.50%, investors began to entertain the possibility that the current tightening cycle might be close to an end. Optimism about second quarter earnings, scheduled to be reported in July, also contributed to improving sentiment. As a result, in June the Index recovered most of what it had lost in May, closing the period virtually unchanged.

Which stocks were most helpful to performance?

Top-performing NASDAQ 100 stocks for the second quarter included ADC Telecom, VISX, and Siebel Systems. On the downside, Citrix Systems, Novell, and Legato Systems detracted substantially from performance.

What is your outlook?

There is little question in our minds that the Fed’s aggressive tightening of monetary policy will have some slowing effect on the U.S. economy, along with a decrease in the rate of earnings growth. Thus, in the short term, technology stocks could experience further volatility since they depend on above-average earnings growth to propel their stock prices higher. In addition, with valuations still relatively high, investors are likely to be unforgiving of those companies that fail to meet their earnings estimates. On the positive side, spending for information technology is increasing all over the world and is estimated to reach 5% of gross domestic product in the United States this year. A lot of that spending is likely to benefit companies in the NASDAQ 100 Index, many of which are leaders in their respective industries. Therefore, our long-term view of the technology sector, and the market in general, is quite favorable.

(Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML OTC 100 Fund and the NASDAQ 100 Index

MML Series Investment Fund
Total Return
Since Inception
5/1/00 - 6/30/00

MML OTC 100 Fund	-1.80%

NASDAQ 100 Index	-0.24%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

MML OTC 100 Fund
NASDAQ 100 Index
$10,000
9,500
9,000
8,500
8,000
5/1/00
5/00
6/00
$9,976 NASDAQ 100 Index
$9,820 MML OTC 100 Fund

The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the NASDAQ 100 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here. Past performance is no indication of future results.

MML OTC 100 Fund

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2000 (Unaudited)

ASSETS:

Investments, at value (cost $10,318,084) (Note 2)	$10,164,006

Short-term investments, at amortized cost (Note 2)	150,375

Total investments	10,314,381

Receivables from:

Interest and dividends	64

Investment adviser (Note 3)	6,636

Total assets	10,321,081

LIABILITIES:

Payables for:

Directors’ fees and expenses (Note 3)	2,174

Affiliates (Note 3):

Investment management fees	3,698

Accrued expenses and other liabilities	13,113

Total liabilities	18,985

NET ASSETS	$10,302,096

Net assets consist of:

Paid-in capital	$10,465,469

Undistributed net investment loss	(3,890)

Accumulated net realized loss on investments	(5,405)

Net unrealized depreciation on investments	(154,078)

$10,302,096

Shares outstanding:	1,049,521

Net asset value, offering price and redemption price per share:	$ 9.82

The accompanying notes are an integral part of the financial statements.

MML OTC 100 Fund

STATEMENT OF OPERATIONS
For the Period May 1, 2000 (Commencement of Operations) through June 30, 2000 (Unaudited)

Investment income: (Note 2)

Dividends	$ 357

Interest	4,558

Total investment income	4,915

Expenses: (Note 3)

Investment management fees (Note 3)	7,093

Custody fees	10,155

Directors’ fees (Note 3)	2,174

Audit and legal fees	1,464

Other expenses	1,494

Total expenses	22,380

Expenses reimbursed (Note 3)	(13,575)

Net expenses	8,805

Net investment loss	(3,890)

Realized and unrealized gain (loss):

Net realized loss on investment transactions	(5,405)

Net change in unrealized appreciation (depreciation) on investments	(154,078)

Net realized and unrealized loss	(159,483)

Net decrease in net assets resulting from operations	$(163,373)

The accompanying notes are an integral part of the financial statements.

MML OTC 100 Fund

STATEMENT OF CHANGES IN NET ASSETS
For the Period May 1, 2000 (Commencement of Operations) through June 30, 2000 (Unaudited)

Increase (Decrease) in Net Assets:

Operations:

Net investment loss	$ (3,890)

Net realized loss on investment transactions	(5,405)

Net change in unrealized appreciation (depreciation) on investments	(154,078)

Net decrease in net assets resulting from operations	(163,373)

Net fund share transactions: (Note 5)	10,465,469

Total increase in net assets	10,302,096

NET ASSETS:

Beginning of period	-

End of period (including undistributed net investment loss of $3,890)	$10,302,096

The accompanying notes are an integral part of the financial statements.

MML OTC 100 Fund

FINANCIAL HIGHLIGHTS (For a share outstanding throughout the period)
For the Period May 1, 2000 (Commencement of Operations) through June 30, 2000 (Unaudited)

Net asset value, beginning of period	$ 10.00

Income (loss) from investment operations:

Net investment loss	(0.00	)***

Net realized and unrealized gain (loss) on investments	(0.18)

Total income (loss) from investment operations	(0.18)

Net asset value, end of period	$ 9.82

Total Return @	(1.80%	)**

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$ 10,302

Ratio of expenses to average daily net assets:

Before expense waiver	1.42%	*

After expense waiver	0.56%	*

Net investment loss to average daily net assets	(0.25%	)*

Portfolio turnover rate	9%	**

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Net investment loss is less than $0.01 per share.
@
Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reflect the total return figures for the period.

The accompanying notes are an integral part of the financial statements.

MML OTC 100 Fund

PORTFOLIO OF INVESTMENTS
June 30, 2000 (Unaudited)

	Number of Shares	Market Value

EQUITIES - 98.6%
Air Transportation - 0.1%
Northwest Airlines Corp.*	300	$ 9,131

Automotive & Parts - 0.1%
Paccar, Inc.	400	15,875

Broadcasting, Publishing & Printing - 1.4%
Adelphia Communications Cl. A*	600	28,125
Comcast Corp. Cl. A*	2,000	81,000
USA Networks, Inc.*	1,600	34,600

		143,725

Commercial Services - 2.0%
Apollo Group, Inc. Cl. A*	300	8,400
Cintas Corp.	1,000	36,687
Concord EFS, Inc.*	1,100	28,600
eBay, Inc.*	900	48,881
Paychex, Inc.	1,700	71,400
Quintiles Transnational Corp.*	800	11,300

		205,268

Communications - 13.0%
ADC Telecommunications, Inc.*	1,900	159,362
Ciena Corp.*	800	133,350
Echostar Communications Corp.*	1,100	36,420
Global Crossing Ltd.*	4,500	118,406
McleodUSA, Inc.*	2,200	45,512
Network Appliance, Inc.*	1,500	120,750
Nextel Communications, Inc. Cl. A*	4,400	269,225
NTL Incorporated*	1,300	77,838
PanAmSat Corp.*	1,000	43,687
Qualcomm, Inc.*	4,300	258,000
Tellabs, Inc.*	1,100	75,281

		1,337,831

Communications Equipment - 1.1%
Ericsson LM Cl. B†	5,700	114,000

Computer and Data Processing Services - 0.3%
At Home Corp. Series A*	1,400	29,050

	Number of Shares	Market Value

Computer Integrated Systems Design - 4.4%
3com Corp.*	800	$ 46,100
Broadvision, Inc.*	1,400	71,137
Parametric Technology Corp.*	1,800	19,800
Sun Microsystems, Inc.*	3,300	300,094
Synopsys, Inc.*	400	13,825

		450,956

Computer Programming Services - 1.9%
RealNetworks, Inc.*	700	35,394
VeriSign, Inc.*	900	158,850

		194,244

Computer Related Services - 0.1%
CNET Networks, Inc.*	500	12,281

Computers & Information - 11.3%
Apple Computer, Inc.*	2,200	115,225
Cisco Systems, Inc.*	11,900	756,394
Comverse Technology, Inc.*	800	74,400
Dell Computer Corp.*	4,500	221,906

		1,167,925

Containers - 0.1%
Smurfit-Stone Container Corp.*	1,100	14,162

Data Processing and Preparation - 0.3%
Fiserv, Inc.*	700	30,275

Electrical Equipment & Electronics - 24.1%
Adaptec, Inc.*	400	9,100
Altera Corp.*	1,300	132,519
American Power Conversion Corporation*	1,200	48,975
Applied Micro Circuits Corp.*	700	69,125
Atmel Corp.*	800	29,500
Conexant Systems, Inc.*	1,100	53,488
Intel Corp.	5,600	748,650
Jds Uniphase Corp.*	3,400	407,575
Kla-Tencor Corp.*	1,100	64,419
Linear Technology Corp.	2,000	127,875
Maxim Intergrated Products*	1,900	129,081
Microchip Technology, Inc.*	300	17,480
Molex, Inc.	500	24,062
PMC - Sierra, Inc.*	800	142,150
Qlogic Corp.*	400	26,425

	Number of Shares	Market Value

Electric Equipment & Electronics (Continued)
RF Micro Devices, Inc.*	400	$ 35,050
Sanmina Corp.*	700	59,850
SDL, Inc.*	400	114,075
Visx, Inc.*	300	8,419
Vitesse Semiconductor Corp.*	800	58,850
Xilinx, Inc.*	2,100	173,381

		2,480,049

Financial Services - 1.0%
Nasdaq 100 Shares*	1,150	107,166

Foods - 0.4%
Starbucks Corp.*	1,200	45,825

Healthcare - 0.1%
Pacificare Health Systems*	200	12,038

Home Construction, Furnishings & Appliances - 0.7%
Gemstar International Group Ltd.*	1,000	61,453
Miller (Herman), Inc.	300	7,763

		69,216

Information Retrieval Services - 2.4%
CMGI, Inc.*	1,500	68,719
Lycos, Inc.*	600	32,400
Yahoo!, Inc.*	1,200	148,650

		249,769

Machinery & Components - 1.8%
Applied Materials, Inc.*	2,000	181,250

Medical Supplies - 0.3%
Biomet, Inc.	800	30,750

Pharmaceuticals - 5.5%
Amgen, Inc.*	2,300	161,575
Biogen, Inc.*	900	58,050
Chiron Corp.*	1,200	57,000
Genzyme Corporation*	500	29,719
Immunex Corp.*	3,300	163,144
Medimmune, Inc.*	1,100	81,400
Sigma-Aldrich	400	11,700

		562,588

(Continued)
The accompanying notes are an integral part of the financial statements.

MML OTC 100 Fund

PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2000 (Unaudited)

	Number of Shares	Market Value

Prepackaged Software - 18.8%
Adobe Systems, Inc.	600	$ 78,000
BMC Software, Inc.*	900	32,836
Citrix Systems, Inc.*	1,000	18,937
Compuware Corp.*	1,100	11,413
Electronic Arts, Inc.*	300	21,881
I2 Technologies, Inc.*	1,000	104,266
Intuit, Inc.*	1,200	49,650
Legato Systems, Inc.*	500	7,562
Microsoft Corp.*	8,600	688,000
Network Associates, Inc.*	700	14,263
Novell, Inc.*	1,900	17,575
Oracle Corporation*	5,600	470,750
Peoplesoft, Inc.*	1,900	31,825
Siebel Systems, Inc.*	1,100	179,919
Veritas Software Corp.*	1,900	214,730

		1,941,607

Retail - 1.1%
Bed Bath & Beyond, Inc.*	900	32,625
Costco Wholesale Corp.*	1,100	36,300
Dollar Tree Stores, Inc.*	550	21,759
Staples, Inc.*	1,500	23,062

		113,746

Retail - Internet - 0.4%
Amazon.com, Inc.*	1,100	39,944

Telephone Utilities - 5.9%
Level 3 Communications, Inc.*	1,200	105,600
Metromedia Fiber Network, Inc.*	2,500	99,219
Nextlink Communications*	1,260	47,801
VoiceStream Wireless Corporation*	1,100	127,927
Worldcom, Inc.*	4,900	224,788

		605,335

TOTAL EQUITIES
(Cost $10,318,084)		10,164,006

	Principal Amount	Market Value
SHORT-TERM INVESTMENTS - 1.5%
Repurchase Agreement
Investors Bank & Trust Company Repurchase Agreement, dated 06/30/00
6.03%, due 07/03/00 (a)	$150,375	$ 150,375

TOTAL SHORT-TERM INVESTMENTS (At Amortized Cost)		150,375

TOTAL INVESTMENTS - 100.1% (Cost $10,468,459) **		$10,314,381

Other Assets/(Liabilities) - (0.1%)		(12,285)

NET ASSETS - 100.0%		$10,302,096

Notes to Portfolio of Investments

*	Non-income producing security.
**	Aggregate cost for Federal tax purposes. (Note 7).
†	American Depository Receipt.
(a)	Maturity value of $150,451. Collateralized by U.S. Government Agency obligation with a rate of 6.500%, maturity date of 07/01/2014, and aggregate market value, including accrued interest, of $158,023.
The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1. The Fund
MML OTC 100 Fund (the “Fund”), which commenced operations on May 1, 2000, is a non-diversified series of the MML Series Investment Fund (“MML Trust”), a no-load, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The MML Trust, which has eleven separate series of shares, is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated December 19, 1984, as amended.

The MML Trust was established by Massachusetts Mutual Life Insurance Company (“MassMutual”) for the purpose of providing vehicles for the investment assets of various separate investment accounts established by MassMutual and by life insurance companies which are subsidiaries of MassMutual. Shares of the MML Trust are not offered to the general public.

2. Significant Accounting Policies
The following is a summary of significant accounting policies followed consistently by the Fund in the preparation of the financial statements in conformity with generally accepted accounting principles. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation
Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees (“ Trustees”), which provides the last reported sale price for securities listed on a national securities exchange or on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Money market obligations with a remaining maturity of sixty days or less are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. All other securities and other assets are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies will be converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Trustees.

Accounting for Investments
Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed on the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on investments, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Federal Income Tax
It is the Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Fund will not be subject to federal income taxes on its ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to its shareholders. Therefore, no Federal income tax provision is required.

Notes to Financial Statements (Continued)

Dividends and Distributions to Shareholders
Dividends from net investment income and distributions of any net realized capital gains of the Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to investments in forward contracts, passive foreign investment companies and the deferral of wash sale losses. As a result, net investment income and net realized gains on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. The market values of foreign currencies, foreign securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities.

Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of dividends recorded on the books of the Fund and the amounts actually received.

Securities Lending
The Fund may make loans of portfolio securities; however, securities lending can not exceed 33% of its total assets taken at current value. The loans are collateralized at all times with cash or securities with a market value at least equal to 100% of the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At June 30, 2000, the Fund did not have any loaned securities.

Forward Foreign Currency Contracts
The Fund may enter into forward foreign currency contracts in order to convert foreign denominated securities or obligations to U.S. dollar denominated investments. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

Forward foreign currency contracts involve a risk of loss from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in foreign currency values and interest rates.

The notional or contractual amounts of these instruments represent the investments the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered.

There were no outstanding forward foreign currency contracts at June 30, 2000.

Notes to Financial Statements (Continued)

Forward Commitments
The Fund may purchase or sell securities on a “when issued,” delayed delivery or forward commitment basis. The Fund uses forward commitments to manage interest rate exposure or as a temporary substitute for purchasing or selling particular debt securities. Delivery and payment for securities purchased on a forward commitment basis can take place a month or more after the date of the transaction. The Fund instructs the custodian to segregate assets in a separate account with a current market value at least equal to the amount of its forward purchase commitments. The price of the underlying security and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the forward commitment is determined by management using a commonly accepted pricing model and fluctuates based upon changes in the value of the underlying security and market repurchase rates. Such rates equate the counterparty’s cost to purchase and finance the underlying security to the earnings received on the security and forward delivery proceeds. The Fund records on a daily basis the unrealized appreciation/depreciation based upon changes in the value of the forward commitment. When a forward commitment contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. The Fund could also be exposed to loss if it cannot close out its forward commitments because of an illiquid secondary market, or the inability of counterparties to perform. The Fund monitors exposure to ensure counterparties are creditworthy and concentration of exposure is minimized. At June 30, 2000, the Fund had no open forward commitments.

Financial Futures Contracts
The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. At June 30, 2000, the Fund had no open financial futures contracts.

3. Management Fees and Other Transactions with Affiliates

Investment Management Fee
MassMutual serves as investment adviser to the Fund and provides administrative services as needed by the Fund. For acting as such, MassMutual receives a fee from the Fund at the annual rate, payable monthly, of 0.45% of the first $200,000,000, 0.44% on the next $200,000,000 and 0.42% on assets over $400,000,000, of the average daily net asset value of the Fund.

MassMutual has entered into an investment sub-advisory agreement with Bankers Trust Company doing business under the marketing name Deutsche Asset Management (“DAM”) pursuant to which DAM serves as investment sub-adviser to the Fund. MassMutual pays DAM a monthly fee based upon the aggregate net assets under management at the annual rate of 0.05% of the first $200,000,000 of aggregate net assets, 0.04% of the next $200,000,000 of assets and 0.02% of assets over $400,000,000.

MassMutual has agreed, at least through April 30, 2001, to bear the expenses of the Fund to the extent that the aggregate expenses (excluding the Fund’s management fee, interest, taxes, brokerage commissions and extraordinary expenses) incurred during the Fund’s fiscal year exceed 0.11% of the average daily net assets of the Fund for such year.

Notes to Financial Statements (Continued)

Other	Certain officers and trustees of the Fund are also officers of MassMutual. The compensation of unaffiliated directors of the Fund is borne by the Fund.
4. Purchases and Sales of Investments
Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the period from May 1, 2000 (commencement of operations) through June 30, 2000, were as follows:

Purchases
Equities	$10,868,998
Sales
Equities	$ 545,509

5. Capital Share Transactions	The Fund is authorized to issue an unlimited number of shares, with no par value. The change in shares outstanding for the period May 1, 2000 (commencement of operations) through June 30, 2000 is as follows:

Shares
Sales of shares	1,050,460
Redemptions of shares	(939)

Net increase	1,049,521

Amount
Sales of shares	$10,474,087
Redemptions of shares	(8,618)

Net increase	$10,465,469

6. Foreign Securities
The Fund may also invest in foreign securities, subject to certain percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities issued by U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

7. Federal Income	At June 30, 2000, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Fund, as computed on a Federal income tax basis, are as follows:

Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Net Unrealized Depreciation
$10,468,459	$655,732	$809,810	$154,078

8. Investment Risk And Consideration
Since the Fund is non-diversified and a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of issuers, some of which may be in the same economic sector, the Fund’s portfolio may be more sensitive to changes in market value of a single issuer or industry.